                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001

I.RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                                 405,070.28
    Available Funds:
          Contract Payments due and received in this period                                                          4,702,299.55
          Contract Payments due in prior period(s) and received in this period                                         475,937.80
          Contract Payments received in this period for next period                                                    174,012.79
          Sales, Use and Property Tax, Maintenance, Late Charges                                                       167,507.29
          Prepayment Amounts related to early termination in this period                                             3,846,685.64
          Servicer Advance                                                                                             539,214.82
          Proceeds received from recoveries on previously Defaulted Contracts                                                0.00
          Transfer from Reserve Account                                                                                 12,187.30
          Interest earned on Collection Account                                                                         22,189.83
          Interest earned on Affiliated Account                                                                          1,307.63
          Proceeds from repurchase of Contracts per Contribution and
            Servicing Agreement Section 5.03                                                                                 0.00
          Amounts paid per Contribution and Servicing Agreement Section 7.01
            (Substituted contract < Predecessor contract)                                                                6,248.63
          Amounts paid under insurance policies                                                                              0.00
          Any other amounts                                                                                                  0.00

                                                                                                                 -----------------
    Total Available Funds                                                                                          10,352,661.56
    Less: Amounts to be Retained in Collection Account                                                                508,891.02
                                                                                                                 -----------------
    AMOUNT TO BE DISTRIBUTED                                                                                       9,843,770.54
                                                                                                                 =================


DISTRIBUTION OF FUNDS:
          1.  To Trustee -  Fees                                                                                             0.00
          2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                               475,937.80
          3.  To Noteholders (For Servicer Report immediately following the
                Final Additional Closing Date)

                a) Class A1 Principal and Interest                                                                           0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                               5,497,460.20
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                               1,865,962.97
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                                 595,956.85
                b) Class B Principal and Interest                                                                      136,279.58
                c) Class C Principal and Interest                                                                      273,420.39
                d) Class D Principal and Interest                                                                      184,756.01
                e) Class E Principal and Interest                                                                      241,383.53

          4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                        0.00
          5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                          59,762.44
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                        237,378.69
                c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)               12,187.30
          6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts               191,004.75
          7.  To Servicer, Servicing Fee and other Servicing Compensations                                              72,280.03
                                                                                                                 -----------------
TOTAL FUNDS DISTRIBUTED                                                                                             9,843,770.54
                                                                                                                 =================
                                                                                                                 ----------------
         End of Period Collection Account Balance {Includes Payments in
                 Advance & Restricting Event Funds (if any)}                                                           508,891.02
                                                                                                                 =================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                   $2,702,437.25
           - Add Investment Earnings                                                                                    12,187.30
           - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  0.00
           - Less Distribution to Certificate Account                                                                   12,187.30
                                                                                                                 ----------------
End of period balance                                                                                               $2,702,437.25
                                                                                                                 =================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                          $2,702,437.25
                                                                                                                 =================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
              Pool A                                                                   134,735,113.05
              Pool B                                                                    34,881,548.40
                                                                                       ---------------
                                                                                                               169,616,661.45
Class A Overdue Interest, if any                                                                 0.00
Class A Monthly Interest - Pool A                                                          791,389.13
Class A Monthly Interest - Pool B                                                          204,882.59

Class A Overdue Principal, if any                                                                0.00
Class A Monthly Principal - Pool A                                                       5,671,452.40
Class A Monthly Principal - Pool B                                                       1,291,655.90
                                                                                       ---------------
                                                                                                                 6,963,108.30
Ending Principal Balance of the Class A Notes
              Pool A                                                                   129,063,660.65
              Pool B                                                                    33,589,892.50
                                                                                       ---------------
                                                                                                               ---------------
                                                                                                               162,653,553.15
                                                                                                               ===============
-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000       Ending Principal
Original Face $237,814,000  Original Face $237,814,000       Balance Factor
  $ 4.189290                  $ 29.279640                     68.395281%
-------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
              Class A1                                                                           0.00
              Class A2                                                                   5,467,661.45
              Class A3                                                                  65,098,000.00
              Class A4                                                                  99,051,000.00
                                                                                       ---------------

Class A Monthly Interest                                                                                       169,616,661.45
              Class A1 (Actual Number Days/360)                                                  0.00
              Class A2                                                                      29,798.75
              Class A3                                                                     370,516.12
              Class A4                                                                     595,956.85
                                                                                       ---------------

Class A Monthly Principal
              Class A1                                                                           0.00
              Class A2                                                                   5,467,661.45
              Class A3                                                                   1,495,446.85
              Class A4                                                                           0.00
                                                                                       ---------------
                                                                                                                 6,963,108.30
Ending Principal Balance of the Class A Notes
              Class A1                                                                           0.00
              Class A2                                                                           0.00
              Class A3                                                                  63,602,553.15
              Class A4                                                                  99,051,000.00
                                                                                       ---------------
                                                                                                               ---------------
                                                                                                               162,653,553.15
                                                                                                               ===============
Class A3
-------------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000   Ending Principal
Original Face $65,098,000   Original Face $65,098,000   Balance Factor
  $ 5.691667                   $ 22.972240                  97.702776%
-------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001


V.   CLASS B NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class B Notes
                       Pool A                                                      2,296,896.37
                       Pool B                                                        594,648.99
                                                                                  --------------
                                                                                                            2,891,545.36

       Class B Overdue Interest, if any                                                    0.00
       Class B Monthly Interest - Pool A                                              13,972.79
       Class B Monthly Interest - Pool B                                               3,617.45
       Class B Overdue Principal, if any                                                   0.00
       Class B Monthly Principal - Pool A                                             96,672.48
       Class B Monthly Principal - Pool B                                             22,016.86
                                                                                  --------------
                                                                                                              118,689.34
       Ending Principal Balance of the Class B Notes
                       Pool A                                                      2,200,223.89
                       Pool B                                                        572,632.13
                                                                                  --------------
                                                                                                          --------------
                                                                                                            2,772,856.02
                                                                                                          ===============

-------------------------------------------------------------------------------
Interest Paid Per $1,000  Principal Paid Per $1,000      Ending Principal
Original Face $4,054,000    Original Face $4,054,000      Balance Factor
     $ 4.338984                       $ 29.277094                68.398027%
-------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class C Notes
                       Pool A                                                      4,593,011.73
                       Pool B                                                      1,189,079.00
                                                                                   --------------
                                                                                                            5,782,090.73

       Class C Overdue Interest, if any                                                    0.00
       Class C Monthly Interest - Pool A                                              28,629.77
       Class C Monthly Interest - Pool B                                               7,411.93
       Class C Overdue Principal, if any                                                   0.00
       Class C Monthly Principal - Pool A                                            193,344.97
       Class C Monthly Principal - Pool B                                             44,033.72
                                                                                  --------------
                                                                                                              237,378.69
       Ending Principal Balance of the Class C Notes
                       Pool A                                                      4,399,666.76
                       Pool B                                                      1,145,045.28
                                                                                  --------------
                                                                                                          --------------
                                                                                                            5,544,712.04
                                                                                                          ===============

-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $8,107,000       Original Face $8,107,000      Balance Factor
     $ 4.445751                            $ 29.280707               68.394129%
-------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                              Pool A                                                          3,062,268.14
                              Pool B                                                            792,792.34
                                                                                        -------------------
                                                                                                                      3,855,060.48

         Class D Overdue Interest, if any                                                             0.00
         Class D Monthly Interest - Pool A                                                       21,053.09
         Class D Monthly Interest - Pool B                                                        5,450.45
         Class D Overdue Principal, if any                                                            0.00
         Class D Monthly Principal - Pool A                                                     128,896.65
         Class D Monthly Principal - Pool B                                                      29,355.82
                                                                                        -------------------
                                                                                                                        158,252.47
         Ending Principal Balance of the Class D Notes
                              Pool A                                                          2,933,371.49
                              Pool B                                                            763,436.52
                                                                                        -------------------
                                                                                                                 ------------------
                                                                                                                      3,696,808.01
                                                                                                                 ==================

-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $5,405,000      Original Face $5,405,000       Balance Factor
        $ 4.903523                           $ 29.278903             68.396078%
-------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                              Pool A                                                          3,827,639.97
                              Pool B                                                            990,935.65
                                                                                        -------------------
                                                                                                                      4,818,575.62

         Class E Overdue Interest, if any                                                             0.00
         Class E Monthly Interest - Pool A                                                       34,608.24
         Class E Monthly Interest - Pool B                                                        8,959.71
         Class E Overdue Principal, if any                                                            0.00
         Class E Monthly Principal - Pool A                                                     161,120.81
         Class E Monthly Principal - Pool B                                                      36,694.77
                                                                                        -------------------
                                                                                                                        197,815.58
         Ending Principal Balance of the Class E Notes
                              Pool A                                                          3,666,519.16
                              Pool B                                                            954,240.88
                                                                                        -------------------
                                                                                                                 ------------------
                                                                                                                      4,620,760.04
                                                                                                                 ==================

-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $6,756,000      Original Face $6,756,000         Balance Factor
          $ 6.448779                         $ 29.279985             68.394909%
-------------------------------------------------------------------------------

                                     DVI RECEIVABLES X 1999-2
                                          SERVICER REPORT
                                FOR THE PAYMENT DATE APRIL 13, 2001

     IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                                Pool A                                        4,593,577.73
                                Pool B                                        1,189,237.70
                                                                            ---------------
                                                                                                    5,782,815.43

       Residual Interest - Pool A                                                47,496.18
       Residual Interest - Pool B                                                12,266.26
       Residual Principal - Pool A                                              193,344.97
       Residual Principal - Pool B                                               44,033.72
                                                                            ---------------
                                                                                                      237,378.69
       Ending Residual Principal Balance
                                Pool A                                        4,400,232.76
                                Pool B                                        1,145,203.98
                                                                            ---------------
                                                                                                   --------------
                                                                                                    5,545,436.74
                                                                                                   ==============


     X.   PAYMENT TO SERVICER

        - Collection period Servicer Fee                                                               72,280.03
        - Servicer Advances reimbursement                                                             475,937.80
        - Tax, Maintenance, Late Charges,  Bank Interest and other amounts                            191,004.75
                                                                                                   --------------
       Total amounts due to Servicer                                                                  739,222.58
                                                                                                   ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001

XI.   Aggregate Discounted Contract Balance

Pool A

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                  153,108,507.00

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                     0.00

     Decline in Aggregate Discounted Contract Balance                                                                 6,444,832.27

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               ---------------
        ending of the related Collection Period                                                                     146,663,674.73
                                                                                                                    ===============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                           3,056,964.37

         - Principal portion of Prepayment Amounts                                                 3,387,867.90

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                     0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                          0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                   0.00

                                                                                                  ---------------
                                   Total Decline in Aggregate Discounted Contract Balance          6,444,832.27
                                                                                                  ===============


Pool B
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                   39,638,242.06

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                     0.00

     Decline in Aggregate Discounted Contract Balance                                                                 1,467,790.79

     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               ---------------
        ending of the related Collection Period                                                                      38,170,451.27
                                                                                                                    ===============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                           1,033,796.27

         - Principal portion of Prepayment Amounts                                                   433,994.52

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02               0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                     0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                          0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                   0.00

                                                                                                ---------------
                                   Total Decline in Aggregate Discounted Contract Balance          1,467,790.79
                                                                                                ---------------

                                                                                                                    ---------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                                   184,834,126.00
                                                                                                                    ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001

  XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
           POOL A                                                                                           Predecessor
                                                         Discounted                     Predecessor         Discounted
           Lease #     Lessee Name                       Present Value                  Lease #             Present Value
           ------------------------                      -------------                  ------------        -------------
                       NONE










                                                        -----------------                                          -----------------
                                                         Totals:   $0.00                                                       $0.00

           a) DISCOUNTED CONTRACT BALANCES OF ALL
                 PREPAID CONTRACTS                                                                                            $0.00
           b) ADCB OF POOL A AT CLOSING DATE                                                                        $211,061,551.13
           c) (CANNOT EXCEED 10% OVER THE LIFE
                OF THE POOL)                                                                                                   0.00%


  DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
  a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
  b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
  c)  If (a) > (b), amount to be deposited in Collection Account per
         Contribution & Servicing Agreement Section 7.02                                        $0.00

  CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                 NO     X
                                                                                        --------            --------


           POOL B                                                                                           Predecessor
                                                         Discounted                     Predecessor         Discounted
           Lease #     Lessee Name                       Present Value                  Lease #             Present Value
           ---------------------------------------       -------------                  ------------        -------------
                       NONE


                                                            -----------------                                     -----------------
                                                           Totals:      $0.00                                                 $0.00


           a) DISCOUNTED CONTRACT BALANCES OF ALL
                PREPAID CONTRACTS                                                                                             $0.00
           b) ADCB OF POOL B AT CLOSING DATE                                                                         $59,182,173.57
           c) (CANNOT EXCEED 10% OVER THE LIFE OF
                THE POOL UNLESS RATING AGENCY APPROVES)                                                                        0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

  DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
  a) Total discounted Contract Balance of Predecessor Receivables                           $0.00
  b) Total discounted Contract Balance of Substitute Receivables                            $0.00
  c) If (a) > (b),  amount to be deposited in Collection Account per Contribution
     & Servicing  Agreement Section 7.02                                                    $0.00

  CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES                 NO     X
                                                                                        ----------          --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001


    XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                            Predecessor
                                                                       Discounted            Predecessor         Discounted
              Lease #       Lessee Name                                Present Value         Lease #             Present Value
              -----------------------------------------------          -------------         ------------        -------------
              2841-001      Medical Imaging Co. Inc.                     1,121,500.51          2207-001              $551,274.29
              2004383-1     Robert Wood Johnson University                 512,828.61          2207-002            $1,160,782.50
              2005209-2     Memorial Regional Medical Center               252,655.70          2207-003              $181,136.33
                            Cash                                             6,208.31

                                                                        -------------                             --------------
                                                               Totals:  $1,893,193.13                              $1,893,193.12

              a) DISCOUNTED CONTRACT BALANCES OF ALL
                  NON-PERFORMING CONTRACTS                                                                         $1,893,193.12
              b) ADCB OF POOL A AT CLOSING DATE                                                                  $211,061,551.13
              c) (CANNOT EXCEED 10% OVER THE LIFE
                    OF THE POOL)                                                                                            0.90%


    DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
    a)  Total discounted Contract Balance of Predecessor Receivables                           $1,893,193.12
    b)  Total discounted Contract Balance of Substitute Receivables                            $1,886,984.81
    c)  If (a) > (b), amount to be deposited in Collection Account
          per Contribution & Servicing Agreement Section 7.02                                      $6,208.31

    CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                YES     X                NO
                                                                                          ----------               -----------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                                                 Predecessor
                                                                       Discounted            Predecessor         Discounted
              Lease #       Lessee Name                                Present Value         Lease #             Present Value
              -----------------------------------------------          -------------         ------------        -------------
                               None






                                                                        -------------                             --------------
                                                                        Totals: $0.00                                    $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
                   SUBSTITUTED                                                                                            $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                  $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

    DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
    a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
    b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
    c)  If (a) > (b), amount to be deposited in Collection Account
          per Contribution & Servicing Agreement Section 7.02                                $0.00

    CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD       YES                   NO     X
                                                                                ---------              --------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 13, 2001


      XV.    POOL PERFORMANCE MEASUREMENTS


      1.                                AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                         TOTAL OUTSTANDING CONTRACTS
          This Month                                      1,711,565.88           This Month                  184,834,126.00
          1 Month Prior                                   2,726,375.17           1 Month Prior               192,746,749.06
          2 Months Prior                                  2,819,092.98           2 Months Prior              197,178,010.33

          Total                                           7,257,034.03           Total                       574,758,885.39

          a) 3 MONTH AVERAGE                              2,419,011.34           b) 3 MONTH AVERAGE          191,586,295.13

          c) a/b                                                 1.26%


      2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes             No         X
                                                                                           ------------           -------------

      3.  Restricting Event Check

          A. A Delinquency Condition exists for current period?                        Yes              No        X
                                                                                           ------------           -------------

          B. An Indenture Event of Default has occurred and is then continuing?        Yes              No        X
                                                                                            ------------          -------------

      4.  Has a Servicer Event of Default occurred?                                    Yes              No        X
                                                                                            ------------          -------------


      5.  Amortization Event Check

          A. Is 1c  > 8% ?                                                             Yes              No        X
                                                                                            ------------          -------------
          B. Bankruptcy, insolvency, reorganization; default/violation of
               any covenant or obligation not remedied within 90 days?                 Yes              No        X
                                                                                            ------------          -------------
          C. As of any Determination date, the sum of all defaulted contracts
                 since the Closing date exceeds 6% of the ADCB on the Closing Date?    Yes              No        X
                                                                                            ------------          -------------




      6.  Aggregate Discounted Contract Balance at Closing Date                        Balance $270,243,724.70
                                                                                               ---------------

          DELINQUENT LEASE SUMMARY

                          Days Past Due           Current Pool Balance                  # Leases
                          -------------           --------------------                  --------
                                31 - 60                   3,052,889.58                        44
                                61 - 90                     590,189.74                        13
                               91 - 180                   1,711,565.88                        19


Approved By:
Lisa J. Cruikshank
Vice President